SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 31, 2002


                                 SLI, INC.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Oklahoma                       0-25848                73-1412000
          ----------                     ---------              ------------
(State or Other Jurisdiction of         (Commission            (IRS Employer
        Incorporation)                 File Number)         Identification No.)


              500 Chapman Street, Canton, Massachusetts 02021
      --------------------------------------------------------------
            (Address of principal executive offices) (zip code)


                               (781) 828-2948
          ---------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

         On October 31, 2002, SLI, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from September 9, 2002 through September 29, 2002 (the "Monthly Operating Report"), with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits.

(a)    Exhibits:

         Number                     Description

         99.1 Notice of Filing of Monthly Operating Report for period from September 9, 2002 through September 29, 2002 (including Exhibits).



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SLI, Inc.


                                               By:  /s/ Robert J. Mancini
                                                   --------------------------
                                               Name:  Robert J. Mancini
                                               Title: Chief Financial Officer


Date:  November 1, 2002




                             INDEX TO EXHIBITS

         Number                     Description
         ------                     -----------

         99.1 Notice of Filing of Monthly Operating Report for period from September 9, 2002 through September 29, 2002 (including Exhibits).

                                                                  EXHIBIT 99.1

                    TRANSMITTAL OF FINANCIAL REPORTS AND
                      CERTIFICATION OF COMPLIANCE WITH
              UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                    THE PERIOD ENDED SEPTEMBER 29, 2002


In re                                                Case No. 02-12599 through
SLI, INC.,                                           02-12608
CHICAGO MINIATURE OPTOELECTRONIC
TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING             Chapter 11
INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,
SLI LIGHTING COMPANY,                            Judge Honorable Mary F. Walrath
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.

Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:


REQUIRED DOCUMENTS                                        Form        Document
                                                         Number       Attached
September Flash Variance Report                                           X
Schedule of Cash Disbursements                           MOR-1            X
Income Statement                                         MOR-2            X
Balance Sheet                                            MOR-3            X
Consolidated Status of Postpetition Taxes                MOR-4a           X
Consolidated Summary of Unpaid Postpetition Debts        MOR-4b           X
Accounts Receivable Reconciliation and Aging             MOR-5a           X
Debtor Questionnaire                                     MOR-5b           X

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal September, which is covered by this report, runs from September 9 through September 29, 2002. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements.
MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.


         10/30/02                  /s/ Robert J. Mancini
     ------------------            -------------------------------------------
           Date                    Robert J. Mancini, Executive Vice President





In re:  SLI Inc. et al.                                                                Case No.:  02-12599 through 02-12608

                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002

          CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                SEPTEMBER 9, 2002 THROUGH SEPTEMBER 29, 2002


                                                                Consolidated Filing Entities
                                            ---------------------------------------------------------------------
                                               Forecast              Actuals                   Variance
                                                                                      ---------------------------
                                               September            September
                                               ---------            ---------
Beginning Cash                                       2,500                  1,827             (673)        -26.9%
Receipts
  Trade                                              5,800                  6,177              378           6.5%
  Intercompany                                           0                      3                3
  Other Receipts                                       400                    423               23           5.8%
                                            --------------       ----------------     ------------  -------------
     Total Receipts                                  6,200                  6,603              404           6.5%
Payments
  Payroll & Wages
     Salaries                                        1,143                  1,030             (113)         -9.8%
     Wages                                             116                     30              (86)        -74.1%
     Benefits                                          199                     90             (109)        -54.9%
                                            --------------       ----------------     ------------  -------------
           Sub Total                                 1,457                  1,150             (307)        -21.1%
  Operating Expenses
     RM / Finished Goods / Freight                   4,313                  3,130           (1,183)        -27.4%
     Intercompany Payments                           1,578                    427           (1,151)        -72.9%
     Occupancy Costs                                    48                    378              330         687.5%
     Utilities                                          53                     22              (31)        -58.1%
     Insurance                                           5                    272              267        5340.0%
     Contract / Temporary Labor                         15                     18                3          23.0%
     Commissions                                        75                      0              (75)
     Selling                                            53                     14              (39)        -73.6%
     Corporate                                         105                      6              (99)        -94.3%
     Other                                             247                     90             (157)        -63.6%
                                            --------------       ----------------     ------------  -------------
      Sub Total                                      6,492                  4,358           (2,134)        -32.9%
                                            --------------       ----------------     ------------  -------------
     Total Operating Expenses                        7,949                  5,507           (2,442)        -30.7%
  Bankruptcy
     1st Day Relief
      Critical Trade - 3rd Party                     2,220                  3,836            1,615          72.7%
      Critical Trade - Interco                       2,000                    605           (1,395)        -69.8%
      Transport & Customs                               50                    273              223         447.0%
      Sales, Use & Other Taxes                         121                      0             (121)
      Goods-in-transit/LC's                              0                      0                0
      Reclamation                                        0                      0                0
      Mechanics Liens                                    0                      0                0
      Deposits                                         674                      0             (674)
      Other 1st Day Relief                               0                      0                0
                                            --------------       ----------------     ------------  -------------
           Sub Total                                 5,065                  4,714             (352)         -6.9%
     Professionals
      Bank Professionals                               670                  2,006            1,336         199.4%
      Professionals                                     50                     13              (37)        -74.0%
                                            --------------       ----------------     ------------  -------------
           Sub Total                                   720                  2,019            1,299         180.4%
     DIP Fees/Interest                                  93                    200              107         116.0%
                                            --------------       ----------------     ------------  -------------
           Total Bankruptcy                          5,878                  6,933            1,055          17.9%
  Other Expenses
     Interest Expense and Fees                           3                      0               (3)
     Professional Fees                                   4                      0               (4)
     Taxes                                             662                     54             (608)        -91.8%
                                            --------------       ----------------     ------------  -------------
           Sub Total                                   669                     54             (615)        -91.9%
                                            --------------       ----------------     ------------  -------------
Total Disbursements                                 14,496                 12,494           (2,002)        -13.8%
                                            --------------       ----------------     ------------  -------------
  Net Cash Flow                                     (8,296)                (5,891)           2,405         -29.0%
                                            --------------       ----------------     ------------  -------------
     DIP Facility Draw/(Payment)                     8,296                  9,200             904           10.9%
     ZBA Adjustments                                     0                      0               0
     Min Cash                                        2,500                      0          (2,500)
                                            --------------       ----------------     ------------  -------------
  Ending Cash                                        2,500                  5,136           2,636          105.4%
                                            ==============       ================     ============  =============




In re:  SLI Inc. et al.                                                                Case No.:  02-12599 through 02-12608

                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002


                         SCHEDULE OF DISBURSEMENTS


                                                                                          Monthly Disbursements
Entity                                                                   September       October        November       December
                                                                      --------------- -------------  -------------- ---------------
  SLI Inc.                                              02-12608               $3,162
  Chicago Miniature Optoelectronic Technologies, Inc.   02-12599                4,207
  Electro-Mag International, Inc.,                      02-12600                    -
  Chicago-Miniature Lamp-Sylvania Lighting              02-12602                    -
  SLI Lighting Products                                 02-12603                5,121
  SLI Lighting Company                                  02-12604                    -
  SLI Lighting Solutions                                02-12605                    4
  CML Air, Inc.,                                        02-12606                    -
                                                                      --------------- -------------  -------------- ---------------
Disbursements (post filing only)                                              $12,494
                                                                      =============== =============  ============== ===============





In re:  SLI Inc.                                                            Case No.:  02-12599, 12600, 12602, 12606, 12608
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002




                          Statement of Operations
                                 $US (000)



                                                                                                      Cumulative Filing to
SLI INC.1                                                                            Month                    Date
---------------------------------------------------------------------------  --------------------  ---------------------------
NET SALES
     Outstanding Sales                                                                     $3,644                       $3,644
     Intercompany                                                                             $40                           40
Total                                                                                       3,684                        3,684
COST OF GOODS SOLD                                                                          2,752                        2,752
===========================================================================  ====================  ===========================
GROSS PROFIT                                                                                  932                          932

Selling, General & Administration                                                           3,987                        3,987
Loss on Impairment of Assets                                                                    -                            -
One time cost                                                                               6,749                        6,749
Restructuring                                                                                   -                            -
                                                                                                                             -
OPERATING INCOME                                                                           (9,804)                      (9,804)
OTHER (INCOME) EXPENSE:
     Interest Expense, net                                                                  6,161                        6,161
     Related Party Interest Expense                                                          (26)                         (26)
     (Gain)/loss on sale of assets                                                              -                            -
     Minority interest                                                                          -                            -
     Other, net                                                                               697                          697

INCOME BEFORE TAX                                                                         (16,636)                     (16,636)
===========================================================================  ====================  ===========================
INCOME TAXES                                                                                  274                          274
===========================================================================  ====================  ===========================
NET INCOME                                                                               $(16,910)                    $(16,910)
===========================================================================  ====================  ===========================

--------
1    SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
     Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.





In re:  SLI Lighting Products                                                                           Case No.:  02-12603
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002



                          Statement of Operations
                                 $US (000)



                                                                                                      Cumulative Filing to
SLI LIGHTING PRODUCTS                                                                Month                    Date
--------------------------------------------------------------------------   --------------------  ---------------------------
NET SALES
     Outstanding Sales                                                                     $3,114                       $3,114
     Intercompany                                                                               -                            -
Total                                                                                       3,114                        3,114
COST OF GOODS SOLD                                                                          2,506                        2,506
===========================================================================  ====================  ===========================
GROSS PROFIT                                                                                  608                          608

Selling, General & Administration                                                             486                          486
Loss on Impairment of Assets                                                                    -                            -
One time cost                                                                                   -                            -
Restructuring                                                                                   -                            -

OPERATING INCOME                                                                              122                          122
===========================================================================  ====================  ===========================
OTHER (INCOME) EXPENSE:
     Interest Expense, net                                                                      -                            -
     Related Party Interest Expense                                                           (7)                          (7)
     (Gain)/loss on sale of assets                                                              -                            -
     Minority interest                                                                          -                            -
     Other, net                                                                                 2                            2

INCOME BEFORE TAX                                                                             127                          127
===========================================================================  ====================  ===========================
INCOME TAXES                                                                                    -                            -
===========================================================================  ====================  ===========================
NET INCOME                                                                                   $127                         $127
===========================================================================  ====================  ===========================





In re:  SLI Lighting Company                                                                            Case No.:  02-12604
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002



                          Statement of Operations
                                 $US (000)



                                                                                                     Cumulative Filing to
SLI LIGHTING COMPANY                                                                 Month                   Date
---------------------------------------------------------------------------  -------------------  --------------------------
NET SALES
     Outstanding Sales                                                         $                -         $                -
     Intercompany                                                                               -                          -
Total                                                                                           -                          -
COST OF GOODS SOLD                                                                              -                          -
===========================================================================  ====================  =========================
GROSS PROFIT                                                                                    -                          -

Selling, General & Administration                                                               6                          6
Loss on Impairment of Assets                                                                    -                          -
One time cost                                                                                   -                          -
Restructuring                                                                                   -                          -

OPERATING INCOME                                                                               (6)                        (6)
===========================================================================  ====================  =========================
OTHER (INCOME) EXPENSE:
     Interest Expense, net                                                                     (2)                        (2)
     Related Party Interest Expense                                                             -                          -
     (Gain)/loss on sale of assets                                                              -                          -
     Minority interest                                                                          -                          -
     Other, net                                                                                (3)                        (3)

INCOME BEFORE TAX                                                                              (1)                        (1)
===========================================================================  ====================  =========================
INCOME TAXES                                                                                    -                          -
===========================================================================  ====================  =========================
NET INCOME                                                                                    $(1)                       $(1)
===========================================================================  ====================  =========================





In re:  SLI Lighting Solutions                                                                            Case No.:  02-12605
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002



                          Statement of Operations
                                 $US (000)


                                                                                    Cumulative Filing
SLI LIGHTING SOLUTIONS                                               Month               to Date
-------------------------------------------------------------------------------------------------------
NET SALES
  Outside Sales                                                $              -  $                    -
  Intercompany                                                                -                       -
Total                                                                         -                       -
COST OF GOODS SOLD                                                            -                       -
=======================================================================================================
GROSS PROFIT                                                                  -                       -

Selling, General & Administration                                             -                       -
Loss on Impairment of Assets                                                  -                       -
One time cost                                                                 -                       -
Restructuring                                                                403                     403

OPERATING INCOME                                                            (403)                   (403)
=======================================================================================================
OTHER (INCOME) EXPENSE:
  Interest Expense, net                                                       -                       -
  Related Party Interest Expense                                              -                       -
  (Gain)/loss on sale of assets                                               -                       -
  Minority interest                                                           -                       -
  Other, net                                                                  -                       -

INCOME BEFORE TAX                                                           (403)                   (403)
=======================================================================================================
INCOME TAXES                                                                  -                       -
=======================================================================================================
NET INCOME                                                                 $(403)                  $(403)
=======================================================================================================





In re: SLI Inc. et al.                                                       Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002
                               BALANCE SHEET
                                 $US (000)

                                                                                             Book Value at End of Current
SLI INC.1                                                                                           Reporting Month
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and Cash Equivalents                                                                                             5,313
  Accounts Receivable                                                                                                  13,967
  Income Tax Receivable                                                                                                     -
  Receivables from Shareholder                                                                                              -
  Inventories                                                                                                          13,706
  Prepaid Income Taxes                                                                                                      -
  Prepaid Expenses and Other Current Assets                                                                             2,723
  Intercompany Receivables                                                                                            845,202
TOTAL CURRENT ASSETS                                                                                                  880,911
PROPERTY AND EQUIPMENT
  Gross PPE                                                                                                            34,084
  Less:  Accumulated Depreciation                                                                                    (11,360)
TOTAL PROPERTY AND EQUIPMENT                                                                                           22,724
OTHER ASSETS
  Investments in Subsidiary                                                                                            81,636
  Goodwill                                                                                                              2,768
  Other Intangible Assets                                                                                               1,727
  Deferred Charges                                                                                                        810
  Other Assets                                                                                                            802
TOTAL ASSETS                                                                                                         $991,378
CURRENT LIABILITIES
  Short Term Notes Payable                                                                                                  -
  Current Portion of Long-Term Debt                                                                                         -
  DIP Facility                                                                                                          9,200
  Current Portion of Capital Lease Obligations                                                                              -
  Accounts Payable                                                                                                        917
  Customer Deposits                                                                                                         -
  Accrued Legal Expenses                                                                                                    -
  Other Accrued Expenses                                                                                               16,091
  Accrued Start-up Costs                                                                                                    -
  Accrued Income Taxes Payable                                                                                          8,228
  Short-Term Deferred Taxes                                                                                                 -
  Intercompany Payables                                                                                                 6,803
TOTAL CURRENT LIABILITIES                                                                                              41,239
LONG-TERM DEBT, Less current portion                                                                                        -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                                                     -
  Less Current Portion                                                                                                      -
OTHER LIABILITIES:
  Deferred Income Taxes                                                                                                 2,825
  Pension Liability                                                                                                         -
  Long term capital lease obligations                                                                                       -
  Minority interest                                                                                                         -
  Other Long-Term Liabilities                                                                                           4,226
TOTAL OTHER LIABILITIES                                                                                                 7,051
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                                          381,171
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                                                       419,957
STOCKHOLDER'S EQUITY
  Common Stock                                                                                                            190
  Additional Paid-in Capital                                                                                          230,150
  Retained Earnings                                                                                                  (88,370)
  Currency Translation Adjustment                                                                                        (10)
  Less:  Treasury Stock at Cost                                                                                             -
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                   141,960
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                  $991,378

NOTE:  Subject to quarter end review and adjustments.

1)  SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.






In re: SLI Lighting Products                                                                             Case No.: 02-12603
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002
                               BALANCE SHEET
                                 $US (000)

                                                                                             Book Value at End of Current
SLI LIGHTING PRODUCTS1                                                                              Reporting Month
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and Cash Equivalents                                                                                              (167)
  Accounts Receivable                                                                                                   6,320
  Income Tax Receivable                                                                                                     -
  Receivables from Shareholder                                                                                              -
  Inventories                                                                                                          12,865
  Prepaid Income Taxes                                                                                                      -
  Prepaid Expenses and Other Current Assets                                                                                38
  Intercompany Receivables                                                                                            187,154
TOTAL CURRENT ASSETS                                                                                                  206,210
PROPERTY AND EQUIPMENT
  Gross PPE                                                                                                             4,428
  Less:  Accumulated Depreciation                                                                                        (671)
TOTAL PROPERTY AND EQUIPMENT                                                                                            3,757
OTHER ASSETS
  Investments in Subsidiary                                                                                                 -
  Goodwill                                                                                                                  -
  Other Intangible Assets                                                                                                   -
  Deferred Charges                                                                                                          -
  Other Assets                                                                                                          3,241
TOTAL ASSETS                                                                                                         $213,208
CURRENT LIABILITIES
  Short Term Notes Payable                                                                                                  -
  Current Portion of Long-Term Debt                                                                                         -
  DIP Facility
  Current Portion of Capital Lease Obligations                                                                              -
  Accounts Payable                                                                                                        129
  Customer Deposits                                                                                                         -
  Accrued Legal Expenses                                                                                                    -
  Other Accrued Expenses                                                                                                2,804
  Accrued Start-up Costs                                                                                                    -
  Accrued Income Taxes Payable                                                                                             25
  Short-Term Deferred Taxes                                                                                                 -
  Intercompany Payables                                                                                                 4,458
TOTAL CURRENT LIABILITIES                                                                                               7,416
LONG-TERM DEBT, Less current portion                                                                                        -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                                                    81
  Less Current Portion                                                                                                      -
OTHER LIABILITIES:
  Deferred Income Taxes                                                                                                     -
  Pension Liability                                                                                                         -
  Long term capital lease obligations                                                                                       -
  Minority Interest                                                                                                         -
  Other Long-Term Liabilities                                                                                              13
TOTAL OTHER LIABILITIES                                                                                                    13
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                                            3,687
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                                                       239,432
STOCKHOLDER'S EQUITY
  Common Stock                                                                                                             10
  Additional Paid-in Capital                                                                                           51,000
  Retained Earnings                                                                                                   (88,431)
  Currency Translation Adjustment                                                                                           -
  Less:  Treasury Stock at Cost                                                                                             -
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                   (37,421)
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                  $213,208
------------------------------------------------------------------------------------------------------------------------------
NOTE:  Subject to quarter end review and adjustments.





In re: SLI Lighting Company                                                                              Case No.: 02-12604
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002


                               BALANCE SHEET
                                 $US (000)

                                                                                             Book Value at End of Current
SLI LIGHTING COMPANY1                                                                               Reporting Month
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and Cash Equivalents                                                                                                 -
  Accounts Receivable                                                                                                       -
  Income Tax Receivable                                                                                                     -
  Receivables from Shareholder                                                                                              -
  Inventories                                                                                                               -
  Prepaid Income Taxes                                                                                                      -
  Prepaid Expenses and Other Current Assets                                                                                 5
  Intercompany Receivables                                                                                              4,117
TOTAL CURRENT ASSETS                                                                                                    4,122
PROPERTY AND EQUIPMENT
  Gross PPE                                                                                                               783
  Less:  Accumulated Depreciation                                                                                        (129)
TOTAL PROPERTY AND EQUIPMENT                                                                                              654
OTHER ASSETS
  Investments in Subsidiary                                                                                                 -
  Goodwill                                                                                                                  -
  Other Intangible Assets                                                                                                   -
  Deferred Charges                                                                                                          -
  Other Assets                                                                                                            400
TOTAL ASSETS                                                                                                           $5,176
CURRENT LIABILITIES
  Short Term Notes Payable                                                                                                  -
  Current Portion of Long-Term Debt                                                                                         -
  DIP Facility
  Current Portion of Capital Lease Obligations                                                                              -
  Accounts Payable                                                                                                          -
  Customer Deposits                                                                                                         -
  Accrued Legal Expenses                                                                                                    -
  Other Accrued Expenses                                                                                                    6
  Accrued Start-up Costs                                                                                                    -
  Accrued Income Taxes Payable                                                                                              -
  Short-Term Deferred Taxes                                                                                                 -
  Intercompany Payables                                                                                                     -
TOTAL CURRENT LIABILITIES                                                                                                   6
LONG-TERM DEBT, Less current portion                                                                                        -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                                                     -
  Less Current Portion                                                                                                      -
OTHER LIABILITIES:
  Deferred Income Taxes                                                                                                     -
  Pension Liability                                                                                                         -
  Long term capital lease obligations                                                                                       -
  Minority interest                                                                                                         -
  Other Long-Term Liabilities                                                                                               -
TOTAL OTHER LIABILITIES                                                                                                     -
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                                                -
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                                                             -
STOCKHOLDER'S EQUITY
  Common Stock                                                                                                              -
  Additional Paid-in Capital                                                                                            8,592
  Retained Earnings                                                                                                    (3,422)
  Currency Translation Adjustment                                                                                           -
  Less:  Treasury Stock at Cost                                                                                             -
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                     5,170
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                    $5,176
------------------------------------------------------------------------------------------------------------------------------
NOTE:  Subject to quarter end review and adjustments.





In re: SLI Lighting Solutions                                                                            Case No.: 02-12605
                                                                          Reporting Period:  Sept. 9, 2002 - Sept. 29, 2002
                               BALANCE SHEET
                                 $US (000)


                                                                                             Book Value at End of Current
SLI LIGHTING SOLUTIONS 1                                                                            Reporting Month
------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and Cash Equivalents                                                                                                 -
  Accounts Receivable                                                                                                   1,866
  Income Tax Receivable                                                                                                     -
  Receivables from Shareholder                                                                                              -
  Inventories                                                                                                               -
  Prepaid Income Taxes                                                                                                      -
  Prepaid Expenses and Other Current Assets                                                                                 -
  Intercompany Receivables                                                                                                569
TOTAL CURRENT ASSETS                                                                                                    2,435
PROPERTY AND EQUIPMENT
  Gross PPE                                                                                                                 -
  Less:  Accumulated Depreciation                                                                                           -
TOTAL PROPERTY AND EQUIPMENT                                                                                                -
OTHER ASSETS
  Investments in Subsidiary                                                                                                 -
  Goodwill                                                                                                                  -
  Other Intangible Assets                                                                                                   -
  Deferred Charges                                                                                                          -
  Other Assets                                                                                                              -
TOTAL ASSETS                                                                                                           $2,435
CURRENT LIABILITIES
  Short Term Notes Payable                                                                                                  -
  Current Portion of Long-Term Debt                                                                                         -
  DIP Facility
  Current Portion of Capital Lease Obligations                                                                              -
  Accounts Payable                                                                                                          -
  Customer Deposits                                                                                                         -
  Accrued Legal Expenses                                                                                                    -
  Other Accrued Expenses                                                                                                  209
  Accrued Start-up Costs                                                                                                    -
  Accrued Income Taxes Payable                                                                                              -
  Short-Term Deferred Taxes                                                                                                 -
  Intercompany Payables                                                                                                     -
TOTAL CURRENT LIABILITIES                                                                                                 209
LONG-TERM DEBT, Less current portion                                                                                        -
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                                                     -
  Less Current Portion                                                                                                      -
OTHER LIABILITIES:
  Deferred Income Taxes                                                                                                     -
  Pension Liability                                                                                                         -
  Long term capital lease obligations                                                                                       -
  Minority interest                                                                                                         -
  Other Long-Term Liabilities                                                                                               -
TOTAL OTHER LIABILITIES                                                                                                     -
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                                              230
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                                                        50,497
STOCKHOLDER'S EQUITY
  Common Stock                                                                                                              -
  Additional Paid-in Capital                                                                                           17,002
  Retained Earnings                                                                                                   (65,503)
  Currency Translation Adjustment                                                                                           -
  Less:  Treasury Stock at Cost                                                                                             -
TOTAL LIABILITIES AND OWNERS EQUITY                                                                                   (48,501)
TOTAL LIABILTIES AND OWNERS EQUITY                                                                                     $2,435
------------------------------------------------------------------------------------------------------------------------------

NOTE:  Subject to quarter end review and adjustments.





In re:  SLI Inc. et al.                                                                Case No.:  02-12599 through 02-12608
                                                                           Reporting Period: Sept. 9, 2002 - Sept. 29, 2002


                      Consolidated Debt Questionnaire


Must be Completed Each Month                                                                                    Yes/No
-------------------------------------------------------------------------------                              -----------------

1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                                       No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation.                                                                                                No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation.                                                                                                Yes

4.   Are workers compensation, general liability and other necessary
     insurance coverages in effect? If no, provide an explanation.                                               Yes




In re:  SLI Inc. et al.                                                                      Case No.:  02-12599 through 02-12608
                                                                                 Reporting Period: Sept. 9, 2002 - Sept. 29, 2002


                                                  Accounts Receivable Aging
                                                          $US (000)


    Accounts Receivable Aging                  Current       1-30      31-60    61+      Total   Other AR    Allowance   Total A/R
----------------------------------------------------------------------------------------------------------------------------------
SLI Inc.2                          02-12608     $5,459      $5,137     $920   $3,088   $14,605       $225       $(863)    $13,967
SLI Lighting Products              02-12603      5,281       1,046      260    2,912     9,499          -      (3,179)      6,320
SLI Lighting Company               02-12604          -           -        -        -         -          -            -          -
SLI Lighting Solutions             02-12605         47           -        -    2,538     2,586          -        (720)      1,866
Total                                          $10,788      $6,183   $1,180   $8,539   $26,690       $225     $(4,762)    $22,153

--------
2    SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
     Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.






In re:  SLI Inc. et al.                                                               Case No.:  02-12599 through 02-12608
                                                                          Reporting Period: Sept. 9, 2002 - Sept. 29, 2002


                     Accounts Receivable Reconciliation
                                 $US (000)


    Accounts Receivable Reconciliation        SLI, Inc.3         SLI Lighting       SLI Lighting        SLI Lighting
                                                                   Products            Company            Solutions
                                               02-12608            02-12603           02-12604            02-12605
------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the                     $12,303              $9,373                 $-               $2,631
beginning of the reporting period
+ Amounts billed during the period                     4,793               3,114                  -                    -
- Amounts collected during the period                 (2,671)             (2,782)                 -                    -
+ Adjustments                                            180                (206)                 -                  (46)
Total Accounts Receivable at the end of              $14,605              $9,500                 $-               $2,585
the reporting period
-----------------------------------------------------------------------------------------------------------------------------

--------

3    These figures are based on gross Accounts Receivable.  These figures do not include allowance for doubtful accounts.





In re:  SLI Inc. et al.                                                               Case No.:  02-12599 through 02-12608
                                                                          Reporting Period: Sept. 9, 2002 - Sept. 29, 2002


                       Summary of Post Petition Debts
                                 $US (000)


Accounts Payable Aging                Case #                          Current        Past Due        Total

SLI Inc.4                             02-12608                           $917               -         $917
SLI Lighting Products                 02-12603                           $129               -         $129
SLI Lighting Company                  02-12604                              -               -            -
SLI Lighting Solutions                02-12605                              -               -            -

Total                                                                  $1,046                       $1,046


--------
4    SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
     Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE



In re                                        Case No. 02-12599 through
SLI, INC.,                                   02-12608
CHICAGO MINIATURE OPTOELECTRONIC
TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,
CHICAGO-MINIATURE LAMP-SYLVANIA              Chapter 11
LIGHTING
INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,                     Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.


STATE OF MASSACHUSETTS   )
                         )
COUNTY OF NORFORK        )

     STEPHEN N. CUMMINGS, hereby declares and states:

     1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

     2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

     3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.

Dated:  _________________ ___, 2002                  Respectfully submitted,
Canton, Massachusetts

                                                     /s/ Stephen N. Cummings
                                                     -------------------------
                                                     Stephen N. Cummings
                                                     Executive Vice President
                                                     SLI, Inc.